Sub-Item 77Q1: Exhibits

1. Articles of Amendment incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed February 24, 2004.

2. Amendment to Investment Sub-advisory Agreement between Aetna Life Insurance and Annuity Company ("Aetna") and Massachusetts Financial Services Company ("MFS") incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed February 24, 2004.


3. Investment Sub-advisory Agreement between ING and Aeltus Investment Management, Inc. ("ING Aeltus") incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed February 24, 2004.


4. Amendment to Investment Sub-advisory Agreement between Aetna and Fred Alger Management, Inc. ("Alger") incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed February 24, 2004.


5. Amendment to Investment Sub-advisory Agreement between Aetna and OpCap Advisors incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed February 24, 2004.


6. Amendment to Investment Sub-advisory Agreement between Aetna and DSI International Management, Inc. incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed February 24, 2004.


7. Amendment to Investment Sub-Advisory Agreement between ING and Goldman Sachs incorporated herein by reference to Post-Effective Amendment No. 12 to the
Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed February 24, 2004.


8. Form of Amendment to Investment Sub-Advisory Agreement between ING and Salomon Brothers Asset Management, Inc. incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed February 24, 2004.


9. Amendment to Investment Sub-advisory Agreement between Aetna and T. Rowe Price Associates, Inc. incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed February 24, 2004.


10. Amendment to Investment Sub-advisory Agreement between ING and American Century Investment Management, Inc. ("American Century") incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed
February 24, 2004.


11. Amendment to Investment Sub-advisory Agreement between ING and BAMCO, Inc. incorporated herein by reference to Post-Effective Amendment No. 12 to the
Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed February 24, 2004.


12. Amendment to Investment Sub-advisory Agreement between ING and Robert Fleming Inc. incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed February 24, 2004.


13. Amendment to Investment Sub-advisory Agreement between ING and Pacific Investment Management Company, LLC ("PIMCO") incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed February 24, 2004.


14. Amendment to Investment Sub-advisory Agreement between ING and Morgan Stanley Investment Management Inc. d/b/a/Van Kampen incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed
February 24, 2004.


15. Amendment to Investment Sub-Advisory Agreement between ING and J.P. Morgan Fleming Asset Management (London) Limited incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-04-000053), as filed February 24, 2004.